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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 27, 2014
Date of Report (Date of earliest event reported)
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MAXIM INTEGRATED PRODUCTS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-34192 (Commission File Number)	94-2896096 (I.R.S. Employer Identification No.)

160 Rio Robles San Jose, California 95134 (Address of principal executive offices including zip code)

(408) 601-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01. Entry into a Material Definitive Agreement.
On June 27, 2014, Maxim Integrated Products, Inc. (the “Company”) entered into a First Amendment Agreement (the “Amendment”) with respect to its senior unsecured revolving credit facility with JPMorgan Chase Bank, N.A., as Administrative Agent, and Bank of America, N.A., Wells Fargo Bank, National Association, and Morgan Stanley MUFG Loan Partners, LLC, as Co-Documentation Agents (the “Credit Agreement”; the Credit Agreement as amended by the Amendment being referred to herein as the “Amended Credit Agreement”). Immediately prior to the effectiveness of the Amendment, JPMorgan Chase Bank, N.A. resigned from its capacity as Administrative Agent under the Credit Agreement and Wells Fargo Bank, National Association was appointed as the successor Administrative Agent.

Among other things, the Amendment (a) increases the aggregate amount of the commitments under the revolving credit facility from $250 million to $350 million, (b) modifies the index debt rating based pricing applicable to the revolving credit facility as follows: (i) reduces the applicable facility fee amount based on ratings from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”), respectively, of (x) Baa2/BBB to 0.15% from 0.175% and (y) Baa3/BBB- or lower, to 0.20% from 0.225%, (ii) increases the applicable margin for Eurocurrency loans based on ratings from Moody’s and S&P, respectively, of (x) Baa2/BBB to 1.225% from 1.20% and (y) Baa3/BBB- or lower to 1.425% from 1.40% and (iii) increases the applicable margin for alternate base rate loans based on ratings from Moody’s and S&P, respectively, of (x) Baa2/BBB to 0.225% from 0.20% and (y) Baa3/BBB- or lower to 0.425% from 0.40%, (c) increases the size of the incremental facility from $100 million to $150 million, (d) extends the maturity date of the revolving credit facility from October 13, 2016 to June 27, 2019 and (e) provides the Company with the ability to request additional one-year extensions of the maturity of the loans and commitments of consenting lenders on up to two occasions prior to the second anniversary of the effective date of the Amendment, subject to the consent of lenders holding at least 50% of the outstanding commitments under the revolving credit facility and certain other conditions set forth in the Amended Credit Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The disclosures of the material terms and conditions of the Amendment contained in Item 1.01 above are hereby incorporated into this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2014

MAXIM INTEGRATED PRODUCTS, INC.

By:	/s/ Bruce Kiddoo

Bruce Kiddoo Senior Vice President and Chief Financial Officer